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                                                                  EXHIBIT 23(b)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 and S-8 of Barnett Banks, Inc., of our report dated January 14, 1993.



/s/ Price Waterhouse

PRICE WATERHOUSE
Orlando, Florida
February 3, 1995


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